UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022

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FTAC HERA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40156	98-1579435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	HERAU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	HERA	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	HERAW	NASDAQ Capital Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors; Election of Directors.

Departure of Director

On April 15, 2022, Ms. Brittain Ezzes resigned as a director of FTAC Hera Acquisition Corp. (the “Company”). Ms. Ezzes’ decision to resign was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operation, policies (including accounting or financial policies) or practices.

Appointment of Director

On the same date, the Board of Directors (the “Board”) of the Company appointed Ms. Laura Kohn to serve as a director of the Company effective immediately. Ms. Kohn will serve on the Audit Committee of the Board, which committee will be comprised entirely of independent directors. Ms. Kohn will be entitled to receive the same compensation for service as an independent director as is currently provided to the other independent directors serving on the Board.

The Board determined that Ms. Kohn is an “independent director” as defined by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and by the Nasdaq Stock Market rules. There are no arrangements or understandings between Ms. Kohn and any other person pursuant to which she was selected as a director, nor are there any transactions, or proposed transactions, to which the Company was or is to be a party and in which Ms. Kohn had or will have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K, nor are there any family relationships among Ms. Kohn and any other directors or officers of the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2022	FTAC HERA ACQUISITION CORP.

	By:	/s/ Daniel G. Cohen
	Name:	Daniel G. Cohen
	Title:	President and Chief Executive Officer